UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21419
SPARX Asia Funds
(Exact name of registrant as specified in charter)
360 Madison Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)
Kevin T. Medina, Esq.
SPARX Investment & Research, USA, Inc.
360 Madison Avenue
New York, New York 10017
(Name and address of agent for service)
registrant’s telephone number, including area code: 212-452-5000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
SPARX Japan Fund
SPARX Japan Smaller Companies Fund
SPARX Asia Pacific Opportunities Fund
SPARX Asia Pacific Equity Income Fund
SPARX Asia Funds
Annual Report
October 31, 2007

This report is for the information of the shareholders of SPARX Asia Funds. Its use in connection with any offering of the Funds’ shares is authorized only in the case of a concurrent or prior delivery of the Funds’ current prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
SPARX Japan Fund
Fund Commentary
For the 12-month period ended October 31, 2007, the Institutional Shares of the SPARX Japan Fund had a total return of –5.44% and the Investor Shares of the Fund had a total return of –5.58%, while the benchmark TOPIX increased 2.60% and 1.26% in U.S. dollar and Japanese yen terms respectively over the same period.1 Over the course of the year, the Fund steadily began increasing positions in the large cap companies which now form the core of its top holdings based on the belief that these companies have had higher growth potential in the current macro-economic environment. Amid a strong economic expansion in emerging market economies in Asia and elsewhere, we see Japan’s large cap multinational brand companies as being well-positioned to profit by capitalizing on finished goods and advanced technology in which they have a competitive edge (thanks to Japan’s economic head start as a developed economy). In line with this strategy, the Fund intends to increasingly focus on companies with the ability to grow their earnings not only in Japan, or Asia, but globally. The Fund’s gross expense ratios as of October 31, 2007 for the Institutional Shares and the Investor Shares were 1.67% and 1.87%, respectively, and the net expense ratios were 1.25% and 1.45%, respectively.2 The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit the Fund’s website at www.SparxAsiaFunds.com.
The chief positive contributors to the Fund’s performance during the year were larger cap names, which reflected a broader trend in the Japanese equity market. Among the best performers were holdings of shares which have benefited primarily from the growth of developing economies in Asia. These included issues such as Komatsu Ltd., Sumitomo Metal Mining Co. Ltd., and Tadano Ltd., as well as major trading houses such as Marubeni Corp. and Mitsubishi Corp.3
Mitsubishi and Marubeni benefited from increased margins from higher global commodity prices and the rapid growth of their wholesale and venture capital businesses in emerging economies. We feel it is noteworthy that Mitsubishi Corp.’s stock price hit a 52-week high during the period, reflecting expectations for further price gains in metallurgical coal and also the company’s competitiveness in its non-resource business lines, which are less vulnerable to price fluctuations. Since the end of World War II, Japanese trading companies have played a key role in the growth of Japan’s economy by acting as global intermediaries for natural resource procurement as well as supporting overseas operations for a variety of industries. Trading companies have evolved and expanded their business models to include not only earning commissions from wholesale trading, but also by realizing profits from venture capital investments. We believe that the extensive networks established in the overseas markets by Japan’s trading companies are being re-evaluated positively by the market as a valuable intangible asset. This recognition, in our view, is long overdue since these established business partner and personnel networks can provide critical information for bids on infrastructure building projects and other opportunities.
Among the biggest negative contributors to Fund performance were Round One Corp., Fuji Seal International Inc., as well as mega-banks, such as Sumitomo Mitsui Financial Group and Mizuho Financial Group Inc.3 The mega-banks’ sluggish share prices came amid an industry-wide slump in profitability as banks have been unable to lift lending rates above short-term deposit rates following the Bank of Japan’s latest rate hike. The “spread” differential between rates charged to borrowers and paid out to depositors is a major revenue source for Japanese banks like Mitsui Sumitomo and Mizuho. However, we believe that the lenders, as Japan’s largest banks, are ideally positioned to benefit from further normalization of the country’s interest rate environment in a slightly longer term scenario. Furthermore, fears about the fallout from the subprime loan issue in the U.S. and a global tightening of credit weighed on shares of companies in the Japanese financial industry, especially banks. On that point, at least, we believe that the market’s concerns are misplaced. Our research indicates that Japanese mega banks seem to have limited exposure to subprime mortgage-related investments. What’s more, these banks’ other business lines and operations remain largely unaffected by the turmoil in the credit market.
Market Commentary
The Japanese market remained boxed in a fairly tight range for much of the year as hopes for a long-awaited domestic demand-led recovery were largely offset by concerns export growth may slow and capital spending might weaken. The Nikkei 225 stock index ended the one-year period from November 1, 2006 to October 31, 2007 almost where it started—hovering near the 16,500 level—after having spiked above 18,000 in February, June, and July. It rapidly ceded those gains amid persistent uncertainty about the outlook for corporate profits and the broader economy. During the October through December period, market sentiment in Japan was affected, in particular, by growing worries about a possible recession in the U.S. market due to weak housing demand and concern the extended Japanese economic recovery may have peaked. However, this was countered by expectations that moderating global oil prices would support consumer spending in the U.S. and increased confidence that economic growth would remain robust in the rest of Asia and Europe. Amid a general upswing in global equity markets in the fourth quarter of 2006, Japan’s TOPIX and the Nikkei indices advanced, even as smaller cap stock indices retreated. Small and mid-cap issues were affected by investors’ preference for globally-oriented blue chip stocks, disappointment about lower-than-expected growth in domestic consumption data and continued profit-taking targeting smaller caps by individuals trading on margin.
Japanese equities started out 2007 with a few shaky weeks, but then picked up momentum further into first quarter on the back of growing expectations for upward earnings forecasts revisions, the Bank of Japan’s decision to postpone additional short term interest rate hikes, and rekindled interest on the part of Japan’s retail investors in so-called “emerging” micro- and small-cap companies. The budding rally came amid economic indicators that seemed to show the pace of the country’s economic recovery remained steady into its fourth consecutive year of growth. But as the quarter drew to a close, a lingering hangover from a dip in global stock prices (triggered by a swoon in the Shanghai market at the end of February) resulted in sustained levels of high volatility in Japanese

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
equities. That exacerbated an annual decline in liquidity ahead of Japan’s fiscal year end in March as investors adopted a wait-and-see stance. Some market watchers grew optimistic after a closely-watched Japanese government report issued in March that showed average land prices nationwide rose year-on-year in 2006 for the first time in 16 years. But that news was largely overtaken by negative sentiment stemming from concern that problems in the U.S. sub-prime loan market could spread and thereby depress American demand for Japanese products and services.
Japan’s stock market continued its fitful advance into the second quarter of 2007, despite some uncertainty in the opening weeks of the period as liquidity decreased further and investors awaited full fiscal year corporate earnings announcements in May. While the release of Corporate Japan’s profit estimates that month were, in fact, much more conservative than expected, stocks were supported nonetheless as part of a rising tide affecting major equity markets worldwide, especially in the larger cap arena. But by mid-June, Japanese share prices began to slip back amid liquidity-related fears linked to tighter monetary policies globally and lingering worry about the wherewithal of the domestic economy. Thanks in part to sustained JPY depreciation (a weaker yen tends to boost profits at Japanese exporters), stock prices in Japan once again assumed a positive bent towards the latter part of the quarter. Within that mildly bullish environment, the Nikkei 225 reached the JPY 18,000 level for the first time since March 2000. Those highs in June and July were quickly reversed in August amid mounting concern over the aftershocks from the subprime mortgage crisis in the U.S. The Japanese market began a steady slide that month from which it received only temporary respite following the U.S. Federal Reserve Bank’s interest rate cut on Sept. 18. After dipping below 15,500, the Nikkei surged back toward the 17,500 level by mid-October.
Yet the Japanese stock market began experiencing higher-than-usual volatility due a resurgence of worry about the potential impact from the meltdown in the U.S. subprime loan market. Investors in Japan began to fear that contagion might spread to other financial markets, prompting profit-taking and curtailing new investment. Additional liquidity provided by leading central banks worldwide in response to the subprime crisis supported global commodity and equity prices, and many major equity markets seemed to be on a steadier footing. However, Japan’s equity indices continued to lag other markets amid scant signs of domestic consumption, which had been expected to join export growth and capital spending to bolster the economy.
INSTITUTIONAL SHARES
GROWTH OF $100,000
The line graphs shown above for the Fund assumes an initial investment of $100,000 (minimum initial purchase) in the Institutional Shares made at the close of business on 10/31/03 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the TOPIX are calculated in USD and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.
SPARX Japan Fund
Institutional Shares
Average Annual Total Return
as of October 31, 2007

		Since
		Inception
1 Year	5 Year	(10/31/03)

-5.44%	N/A	15.71%
SPARX Japan Fund
Investor Shares
Average Annual Total Return
as of October 31, 2007

		Since
		Inception
1 Year	5 Year	(10/31/03)

-5.58%	N/A	15.52%
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
Market Outlook and Investment Strategy
The Fund has expanded its scope of investments to a wider variety of Japanese companies in all market cap segments which we believe are poised to benefit from improvements in the standard of living both in Japan and other Asian economies. We will continue to aggressively seek out investment opportunities that in our view stand to gain from a growing demand globally for infrastructure-related projects and also those poised to reap reward from continued growth in Japan’s domestic economy, such as construction machinery manufacturers and trading houses.
In reviewing this single-country investment fund’s philosophy and performance, investors should consider carefully the risks and opportunities of investing in Japanese stocks.

[1]	Returns for the TOPIX take into account the reinvestment of dividends. The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 stock average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[2]	SPARX Investment & Research, USA, Inc. had contractually agreed to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) did not exceed 1.25% for the Institutional Shares and 1.50% for the Investor Shares for the period through August 13, 2007. After August 13, 2007, SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume expenses of the Fund so that expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.25% for both institutional and investor classes. In the absence of such waiver, the return for the Institutional Shares and the Investor are estimated to be 12.56% and 11.77%, respectively, for the since inception period as of October 31, 2007. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[3]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
[Fund and Market Commentaries are reviewed from August 31, 2007 to October 31, 2007]
Fund Commentary
For the 2-month period ended October 31, 2007, the SPARX Japan Smaller Companies Fund had a total return of 9.80% while the benchmark MSCI Japan Small Cap Index1 increased 3.02% in terms of U.S. dollars over the same period.2 Because the Fund launched on the last day of August, the first month of active trading was September and over the course of that month the portfolio was constructed from 100% cash. A combination of high levels of market volatility, low liquidity and an imbalance between buyers and sellers (which negatively affected share prices), prompted our decision to gradually increase the Fund’s equity exposure to achieve our target level, which was to invest more than 90% of the cash available. We have thereby selected quite a few domestic demand-oriented names from within Japan’s deep universe of small cap stocks with what we view as very attractive valuations. In the period, we also sold off some positions, such as D & M Holdings Inc. and Arrk Corp. in line with our core investment principles.3 We are always apt to revise our portfolio if the market environment changes quickly, companies’ strategies change, or if we face difficulties in maintaining an updated analytical profile of a given equity issue. As a result of the aforementioned trading activities, the Fund had a total of 40 holdings in its portfolio at the end of the period. The Fund’s gross expense ratio as of October 31, 2007 was 9.73%, and net expense ratio was 1.60%.4 The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit the Fund’s website at www.SparxAsiaFunds.com.
The chief positive contributors to the Fund’s performance during the roughly two-month long period were service sector-related names, Internet-related stocks and real estate-related shares, none of which, in our view, bear any direct relationship or exposure to the U.S. sub-prime loan problems that have dogged the large cap space of the Japanese market. This included issues such as Culture Convenience Club Co., Ltd., So-net M3, Inc., Kakaku.com, Inc., SBS Holdings, Inc., Risa Partners, Inc. and Tokyu Livable Inc.3 Culture Convenience Club (as “CCC”), Japan’s largest video rental company, has rebounded from a long-term decline, according to our research, due to expectations for an improvement in its earnings momentum, along with a recovery in rental-derived revenue streams. In addition, in October, CCC, which operates the “Tsutaya” chain of video stores nationwide, announced plans to partner with major Japanese convenience store chain FamilyMart Co. and open combined store outlets.3 We believe that CCC has the potential to further grow earnings based on this budding partnership with FamilyMart. Potential positive synergies include attracting more customers on a net basis and building up brand loyalty via their membership card programs.
During the same period, the main negative contributors to Fund performance were Japan Securities Finance Co., Ltd., Software Service, Inc., and D & M Holdings Inc.3 In September, shares of Japan Securities Finance weighed on our performance amid concerns about the prospect for lower revenue from reduced margins on its trading commissions. As Japan Securities Finance has declined to comment or provide any details on this, we will watch carefully to see how the company responds to the situation. Medical software provider Software Service’s stock price has been declining since the beginning of 2006. We believe, however, that the company’s business has significant potential to grow in the future. But it has taken more time than we initially expected for Software Service to improve its earnings momentum and, as a result, we have begun to assume a more cautious stance on the company’s outlook.
Market Commentary
The overall Japanese equity market slumped amid high volatility, continuing the declining trend which began in earnest in August, due in large part to increasing concern over risks from a potential global credit crunch and economic slowdown in the key U.S. market caused by a crisis in the U.S. sub-prime loan industry. This was tempered to some degree by the U.S. Federal Reserve Bank’s decision to lower interest rates in mid- September, but that was not enough to put the Japanese market back on track for a sustained rally. The turbulence extended to the currency market, where an unwinding in the yen-dollar “carry trade” resulted in a steady appreciation in the Japanese currency, a negative for the large Japanese exporters whose shares had been the biggest gainers in the past 12 months. In September, persistently weak consumer demand and lower corporate capital spending in Japan led many investors to adopt a more cautious “wait-and-see” approach toward Japanese stocks. It should be said, however, that the surprise resignation of Prime Minister Shinzo Abe on September 12 had a limited impact on the equity market. In October, despite few signs of a turnaround in consumption figures and modest capital spending, the long-depressed shares of Japan’s so-called “emerging” micro-cap companies and many Internet-related names began to rally, even as most mid- and small-cap names listed on the Tokyo Stock Exchange remained flat. However, we believe that, broadly speaking, Japanese smaller cap prices have finally started to gather positive momentum due to what many investors see as their attractive valuations and increasing expectations for money in-flows from foreign investors and government-linked money.
Market Outlook and Investment Strategy
As mentioned above, we believe that Japanese smaller caps are ready for a sustained rebound after a sharp decline that goes all the way back to the beginning of 2006. We have seen prices for some “oversold” mid- and small-caps with high growth potential rise sharply in recent weeks and expect that trend to continue. However, based on the poor earnings results reported by domestic-oriented companies’ for the fiscal half-year ended September 30, it appears to us that the underlying economy has not fully recovered from lingering consumer pessimism. For instance, domestic consumption (including housing demand) remains in a funk, according to the latest statistics. Taking a closer look at individual names in the Japanese mid- and small-cap markets, we have seen some names whose recent share price gains have been, in our view, boosted well beyond a level justified by their fundamentals. At the same time, other names remain

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
undervalued, according to our research, in spite of stable earnings power and a dividend yield topping 3%. Given this situation, we expect to see a rebound in the prices of what we consider to be undervalued mid- and small-cap stocks in the near future, while some of the issues that surged in recent weeks past may face increased selling pressure.
As for our future investment activities, we continue to vet new prospective holdings using our bottom-up research methodology. We believe that is the best strategy and one which does not confine the Fund to a cumbersome index weighting-based methodology. Going forward, we will accumulate holdings that we view as undervalued by the broader market. These are shares of companies with what our research indicates is high growth potential, but which have faced selling pressure due to a supply-demand imbalance or other non-core factors. The Fund may also add other names with a domestic-orientation and strong earnings growth momentum in non-cyclical areas. Most importantly, we will continue to conduct fundamentals-based research in an effort to uncover shares of companies with sound business strategies and strong balance sheets.
In reviewing this single-country investment, investors should consider carefully the risks and opportunities of investing in Japanese stocks.
INVESTOR SHARES
GROWTH OF $10,000

	SPARX Japan Smaller Companies Fund	MSCI Japan Small Cap Index*
8/31/07	10000	10000
10/31/07	10980	10302

The line graphs shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 08/31/07 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI Japan Small Cap Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.
Sparx Japan Smaller Companies Fund
Total Return
as of October 31, 2007
Since Inception (08/31/07)
9.80%

[1]	Returns for the MSCI Small Cap Japan Index take into account the reinvestment of dividends. The MSCI Small Cap Japan Index represents the universe of small capitalization companies in the Japan equity markets. The Index is referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[2]	Not annualized.

[3]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.

[4]	SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the return for the Fund is estimated to be 7.75% for the since inception period as of October 31, 2007. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
SPARX Asia Pacific Opportunities Fund
[Fund and Market Commentaries are reviewed from August 31, 2007 to October 31, 2007]
Fund Commentary
For the 2-month period ended October 31, 2007, the SPARX Asia Pacific Opportunities Fund had a total return of 24.80% while the benchmark MSCI Asia Pacific ex-Japan Index1 increased 24.01% in terms of U.S. dollars over the same period.2 Because the Fund launched on the last day of August, the first month of active trading was September and during that month the portfolio was constructed from 100% cash. As a result of these trading activities, the Fund had a total of 33 holdings in the portfolio. The Fund’s gross expense ratio as of October 31, 2007 was 9.17%, and net expense ratio was 1.60%.3 The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit the Fund’s website at www.SparxAsiaFunds.com.
The Fund performed well during the period since its inception on August 31, 2007, benefiting from an extremely strong two months for Asian equity markets in September and October. The challenge was to fully invest the portfolio in an environment where many Asian stocks are being driven by liquidity rather than fundamentals. The chief positive contributors to the Fund’s performance during the period were shares in diversified financial services, energy-related companies and telecommunications firms. In terms of specific issues, the best performers were China’s biggest offshore oil and gas producer CNOOC Ltd., China’s biggest mobile phone service provider China Mobile Ltd., and Australia’s BHP Billiton Ltd., the world’s largest mining company.4
CNOOC performed well due to rising oil prices and the market’s appreciation of its strong production growth profile. Although we have trimmed the position, we still believe it will perform well from the current level. China Mobile was another beneficiary of the rising Chinese market and continues to add mobile phone subscribers at a very rapid rate, garnering 6 million subscribers in September alone. Although now one of the largest companies in the world by market capitalization, it trades on only 23x earnings which, although not cheap, is acceptable for a franchise of this strength. BHP’s performance was due largely to the strength in the overall commodities market and in particular the iron ore sector where BHP derives almost 40% of its earnings. Due to continued strength in global steel production, we believe prices look to rise again this year and show no signs of slowing down.
During the same period, the main negative contributors to Fund performance in terms of sectors were shares of automobile & auto parts makers, insurance companies and software & services providers. For specific holdings, the worst overall performers were South Korean auto parts maker Hyundai Mobis Co. Ltd., Taiwanese financial conglomerate Shin Kong Financial Holding Co. Ltd., and Infosys Technologies Ltd., India’s second-largest software services provider.4
Hyundai Mobis had a weak share price during the period on concerns about margin pressure from its customers. However, actual earnings have proven to be resilient and the company has announced a share buyback, showing confidence in both its business outlook and undervalued share price. Shin Kong Financial was negatively affected by concerns over its exposure to fixed income investments in the United States. Over time, we expect the market to return the focus back to the underlying insurance business, which continues to create significant value and provides attractive exposure to Taiwan asset prices. In addition, the company’s recent entry into China provides a new source of future growth. The share price of Infosys has been hurt by concerns over slowing demand for IT Services and margin risk from currency changes. The management of Infosys is well seasoned in running the business during challenging macroeconomic conditions. We believe the underlying business model and competitive edge of the company remain very strong and we expect the stock price to follow its impressive earnings growth over time.
Market Commentary
The interest rate cut by the U.S. Federal Reserve Bank on September 18 was welcomed warmly by the Asian markets, particularly in Hong Kong and China, where the global liquidity stemming from the Fed’s rate-easing policy has contributed to very buoyant asset prices. Even though Asian markets have performed well this year, it is our view that the breadth of the market is very poor with a small number of stocks performing very strongly and many others doing very little. For example, in Hong Kong over half of the Hang Seng Stock Index’s1 performance, which had gained 39.46% in the first nine months of the calendar year through September 30, 2007, is due to just three of its biggest stocks, including China Mobile.
In October, most Asian bourses continued to revolve around Hong Kong and China, as many investors transitioned from being fundamentally-driven to becoming more driven by sentiment and liquidity. We expect this to continue for the time being and believe that trades in these markets must take account of this to be profitable. In South Korea, the benchmark Korea Composite Stock Price Index (KOSPI) ended the month of October up 6.08%.1 Korean retail investors were the biggest net buyers of the KOSPI in October, as confidence in the domestic economy helped drive the market. Korea posted year-on-year export growth of over 20% for October 2007 over October 2006 and bullish business survey index results. That came despite a strengthening of the local currency, the won, and high oil prices, which have historically been negative factors for the Korean economy.
The 50 bps cut in the U.S. Federal funds rate has been the biggest driver of global markets since the Fund’s launch. However, we are not completely convinced that all concerns related to the U.S. economy have dissipated so we will be watching for any signs of a further slowdown in growth. Should U.S. demand for imports weaken, that could negatively affect corporate earnings and stock prices in Asia. Even so, the rally in Asian markets has been undergirded by strong macro-economic fundamentals, thanks to robust export growth and domestic demand figures.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
Market Outlook and Investment Strategy
We feel it is a relatively consensus-type view, but we are still very comfortable investing in equity in this region whilst real interest rates are negative and falling, macro-economic growth remains strong and valuations are reasonable. We are well aware that there is a speculative element to the current trading which is why we are engaging in all of our equity positions only after a careful vetting. We believe the current climate, however, is one in which it would not surprise us to see both Hong Kong and Chinese markets enter a real mania phase where share prices move up dramatically in a relatively short space of time (in a similar fashion to what occurred during 1992-1993). Thus, we want to be in a position to capture any such upside potential.
Some Asian markets have moved out of the Fund’s target valuation territory and, in our view, are entering a bubble-like market in many areas. So where we see the trading environment as positive—but with limited support from a valuations perspective—we remain very wary of overexposure to names experiencing bubble-like performance. We believe the biggest risk to all Asian markets would be a sharp slowdown in the Chinese economy. Asian profitability remains at a high level because so many industries (natural resources, steel, shipping, shipbuilding, chemicals, etc.) are benefiting from the continued high demand from China. As we see it, there is clearly an inflation risk in China which may lead to an over tightening of monetary policy. That could turn the current bullish scenario into a very bearish one if it should come to pass. Similarly, although fundamentals and domestic liquidity remain strong in South Korea, a positive for the KOSPI, we are still keen on risk management and not taking exaggerated risks in line with our investment philosophy.
We remain concerned that Asian markets may become more volatile and that fundamentals will play less of a part in determining market direction. Where valuations are no longer showing an acceptable margin of safety, we will abstain from purchasing a position or will exit an existing position. In certain instances, we believe the choice may be either to miss a profitable investment opportunity or stay invested solely on a liquidity theme and run the risk that the party ends and that the Fund could suffer significant capital losses as a result. And in those select cases, we would prefer to lose some upside potential in exchange for lowering possible volatility. Overall, however, we believe that volatility levels are still reasonably attractive and broadly suit the Fund’s profile. In the weeks and months ahead, we will pay special attention to valuations and volatility that may affect the Funds’ large-cap China names, Hong Kong property issues and Australian resource stocks.
INVESTOR SHARES
GROWTH OF $10,000

	SPARX Asia Pacific Opportunities Fund	MSCI Asia Pacific ex-Japan Index*
8/31/07	10000	10000
10/31/07	12480	12401

The line graphs shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 08/31/07 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI Asia Pacific ex-Japan Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.
Sparx Asia Pacific Opportunities Fund
Investor Shares
Total Return
as of October 31, 2007
Since Inception (08/31/07)
24.80%
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
Although some stocks do now trade at significant premiums to what we see as their intrinsic value, we believe that there is still value to be found in many of the other regional markets which have been ignored due to many investors’ obsession with a very small number “Chindia” stocks (shares listed in China or India). We continue to follow a research-based approach to identify securities trading at substantial discounts to intrinsic value as we seek to understand the causes of those inefficiencies. By ensuring a margin of safety, our objective is not only to maximize our returns but also to minimize the downside risk to our capital.

[1]	The performance of Hang Seng Stock Index in U.S. Dollars was 39.68% from December 29, 2006 to September 30, 2007, which takes into account the reinvestment of dividends. The performance of Korea Composite Stock Price Index (KOSPI) in U.S. Dollars was 7.31% from September 30, 2007 to October 31, 2007, which takes into account the reinvestment of dividends. The MSCI Asia Pacific Ex-Japan index is a free float-adjusted, capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia & New Zealand. Hang Seng Stock Index is a free-float capitalization-weighted index of selection of companies that represent approximately 66% of the total market cap of the Stock Exchange of Hong Kong. The KOSPI Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Asia, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Asia or affect Asian markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.

[2]	Not annualized.

[3]	SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the return for the Fund is estimated to be 22.62% for the since inception period as of October 31, 2007. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[4]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
[Fund and Market Commentaries are reviewed from August 31, 2007 to October 31, 2007]
Fund Commentary
For the 2-month period ended October 31, 2007, the SPARX Asia Pacific Equity Income Fund had a total return of 13.00% while the benchmark MSCI Asia Pacific ex-Japan Index1 increased 24.01% in terms of U.S. dollars over the same period.2 Because the Fund launched on the last day of August, the first month of active trading was September and during that month the portfolio was constructed from 100% cash. As a result of these trading activities, the Fund had a total of 57 holdings in the portfolio. The Fund’s gross expense ratio as of October 31, 2007 was 9.89%, and net expense ratio was 1.60%.3 The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit the Fund’s website at www.SparxAsiaFunds.com.
The Fund performed in line with our expectations during the quarter since its inception on August 31, 2007, benefiting from an extremely strong two months for Asian equity markets in September and October. The challenge was to fully invest the portfolio in an environment where many Asian stocks are being driven by liquidity rather than fundamentals. The chief positive contributors to the Fund’s performance during the period were shares in banks, energy-related companies and real estate firms. In terms of specific issues, the best performers were China’s biggest offshore oil and gas producer CNOOC Ltd., local bourse operator Hong Kong Exchanges & Clearing Ltd., and Hang Seng Bank Ltd., a local unit of HSBC Holdings PLC, Europe’s largest bank.4
CNOOC performed well due to rising oil prices and the market’s appreciation of its strong production growth profile. Although we have trimmed the position, we still believe it will perform well from the current level. Hong Kong Exchange performed well due to the high volumes in the Hong Kong market as well as continued IPO activity increasing the revenue base of the company. Following a massive rise in the share price since the start of the Fund, we have exited the position and rotated into cheaper stocks. Hang Seng Bank is benefiting from the strong Hong Kong economy and pick up in loan growth. Although trading on a high multiple it still manages to pay a 4% dividend yield and continues to be able to grow whilst paying out most of its earnings as dividends by focusing on non-capital intensive sources of growth including the sale of wealth management products.
During the same period, the main negative contributors to Fund performance in terms of sectors were shares of insurance companies, automobile & auto parts makers and food, beverage & tobacco producers. For specific holdings, the worst overall performers were South Korean regional lender Pusan Bank, Taiwanese financial conglomerate Shin Kong Financial Holding Co. Ltd. and Chinese toll road operator Anhui Expressway Co. Ltd.4
Pusan Bank was hurt by general negative sentiment towards the Korean banking sector. This was focused primarily on potential margin pressure in the banking sector. However, with a strong regional franchise, Pusan Bank has shown much higher earnings growth than others in the sector and we expect this trend to continue in the future. Shin Kong Financial was negatively affected by concerns over its exposure to fixed income investments in the United States. Over time, we expect the market to return the focus back to the underlying insurance business, which continues to create significant value and provides attractive exposure to Taiwan asset prices. In addition, the company’s recent entry into China provides a new source of future growth. Anhui has lagged the market this year due to the sluggish performance of the Hening Expressway resulting from new competition. Although the market often focuses on short term traffic performance, the long term outlook for the company, in our view, is excellent and we expect it to generate strong dividend growth for many years, if not decades, to come.
Market Commentary
The interest rate cut by the U.S. Federal Reserve Bank on September 18 was welcomed warmly by the Asian markets, particularly in Hong Kong and China, where the global liquidity stemming from the Fed’s rate-easing policy has contributed to very buoyant asset prices. Even though Asian markets have performed well this year, it is our view that the breadth of the market is very poor with a small number of stocks performing very strongly and many others doing very little. For example, in Hong Kong over half of the Hang Seng Stock Index’s1 performance, which had gained 39.46% in the first nine months of the calendar year through September 30, 2007, is due to just three of its biggest stocks, including leading mobile phone service provider China Mobile Ltd.
In October, most Asian bourses continued to revolve around Hong Kong and China, as many investors transitioned from being fundamentally-driven to becoming more driven by sentiment and liquidity. We expect this to continue for the time being and believe that trades in these markets must take account of this to be profitable. In South Korea, the benchmark Korea Composite Stock Price Index (KOSPI) ended the month of October up 6.08%.1 Korean retail investors were the biggest net buyers of the KOSPI in October, as confidence in the domestic economy helped drive the market. Korea posted year-on-year export growth of over 20% for October 2007 over October 2006 and bullish business survey index results. That came despite a strengthening of the local currency, the won, and high oil prices, which have historically been negative factors for the Korean economy.
The 50 bps cut in the U.S. Federal funds rate has been the biggest driver of global markets since the Fund’s launch. However, we are not completely convinced that all concerns related to the U.S. economy have dissipated so we will be watching for any signs of a further slowdown in growth. Should U.S. demand for imports weaken, that could negatively affect corporate earnings and stock prices in Asia. Even so, the rally in Asian markets has been undergirded by strong macro-economic fundamentals, thanks to robust export growth and domestic demand figures.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
Market Outlook and Investment Strategy
We feel it is a relatively consensus-type view, but we are still very comfortable investing in equity in this region whilst real interest rates are negative and falling, macro-economic growth remains strong and valuations are reasonable. We are well aware that there is a speculative element to the current trading which is why we are engaging in all of our equity positions only after a careful vetting. We believe the current climate, however, is one in which it would not surprise us to see both Hong Kong and Chinese markets enter a real mania phase where share prices move up dramatically in a relatively short space of time (in a similar fashion to what occurred during 1992-1993). Thus, we want to be in a position to capture any such upside potential.
Some Asian markets have moved out of the Fund’s target valuation territory and, in our view, are entering a bubble-like market in many areas. So where we see the trading environment as positive—but with limited support from a valuations perspective—we remain very wary of overexposure to names experiencing bubble-like performance. We believe the biggest risk to all Asian markets would be a sharp slowdown in the Chinese economy. Asian profitability remains at a high level because so many industries (natural resources, steel, shipping, shipbuilding, chemicals, etc.) are benefiting from the continued high demand from China. As we see it, there is clearly an inflation risk in China which may lead to an over tightening of monetary policy. That could turn the current bullish scenario into a very bearish one if it should come to pass. Similarly, although fundamentals and domestic liquidity remain strong in South Korea, a positive for the KOSPI, we are still keen on risk management and not taking exaggerated risks in line with our investment philosophy.
We remain concerned that Asian markets may become more volatile and that fundamentals will play less of a part in determining market direction. Where valuations are no longer showing an acceptable margin of safety, we will abstain from purchasing a position or will exit an existing position. In certain instances, we believe the choice may be either to miss a profitable investment opportunity or stay invested solely on a liquidity theme and run the risk that the party ends and that the Fund could suffer significant capital losses as a result. And in those select cases, we would prefer to lose some upside potential in exchange for lowering possible volatility. Overall, however, we believe that volatility levels are still reasonably attractive and broadly suit the Fund’s profile. In the weeks and months ahead, we will pay special attention to valuations and volatility that may affect the Funds’ large-cap China names, Hong Kong property issues and Australian resource stocks.
INVESTOR SHARES
GROWTH OF $10,000

	SPARX Asia Pacific Equity Income Fund	MSCI Asia Pacific ex-Japan Index
8/31/07	10000	10000
10/31/07	11300	12401

The line graphs shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 8/31/07 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

**	Returns shown for the MSCI Asia Pacific ex-Japan Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund.
You cannot invest directly in an index.
Sparx Asia Pacific Equity Income Fund
Investor Shares
Total Return
as of October 31, 2007
Since Inception (08/31/07)
13.00%
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS SPARX ASIA FUNDS
Although some stocks do now trade at significant premiums to what we see as their intrinsic value, we believe that there is still value to be found in many of the other regional markets which have been ignored due to many investors’ obsession with a very small number “Chindia” stocks (shares listed in China or India). We continue to follow a research-based approach to identify securities trading at substantial discounts to intrinsic value as we seek to understand the causes of those inefficiencies. By ensuring a margin of safety, our objective is not only to maximize our returns but also to minimize the downside risk to our capital.

[1]	The performance of Hang Seng Stock Index in U.S. Dollars was 39.68% from December 29, 2006 to September 30, 2007, which takes into account the reinvestment of dividends. The performance of Korea Composite Stock Price Index (KOSPI) in U.S. Dollars was 7.31% from September 30, 2007 to October 31, 2007, which takes into account the reinvestment of dividends. The MSCI Asia Pacific Ex-Japan index is a free float-adjusted, capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia & New Zealand. Hang Seng Stock Index is a free-float capitalization-weighted index of selection of companies that represent approximately 66% of the total market cap of the Stock Exchange of Hong Kong. The KOSPI Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Asia, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Asia or affect Asian markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.

[2]	Not annualized.

[3]	SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the return for the Fund is estimated to be 10.95% for the since inception period as of October 31, 2007. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[4]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

SPARX ASIA FUNDS
SPARX Japan Fund
Portfolio of Investments — October 31, 2007

Shares		Value
COMMON STOCKS — 95.9%
	Banks — 7.4%
573	Mizuho Financial Group, Inc.	$3,220,515
422	Sumitomo Mitsui Financial Group, Inc.	3,456,739
72,000	Suruga Bank, Ltd.	945,211

		7,622,465

	Chemicals — 9.5%
132,000	Kao Corp.	3,785,696
338,000	Taiyo Nippon Sanso Corp.	3,002,594
48,800	Unicharm Corp.	2,911,083

		9,699,373

	Communication — 0.3%
11,200	Zenrin Co., Ltd.	333,990

	Construction — 3.9%
277,000	Kajima Corp.	981,039
207,000	Obayashi Corp.	1,043,119
181,000	Shimizu Corp.	947,338
338,000	Taisei Corp.	1,016,932

		3,988,428

	Electrical Appliances — 6.2%
13,200	Keyence Corp.	3,041,953
17,000	Ricoh Co., Ltd.	336,015
265,000	Toshiba Corp.	2,244,094
52,000	Yaskawa Electric Corp.	699,539

		6,321,601

	Glass & Ceramics Products — 1.7%
285,000	Nippon Sheet Glass Co., Ltd.	1,739,914

	Iron & Steel — 4.0%
17,000	JFE Holdings, Inc.	995,154
623,000	Sumitomo Metal Industries, Ltd.	3,083,607

		4,078,761

	Land Transportation — 1.8%
292,000	Tokyu Corp.	1,897,781

	Machinery — 6.9%
600,000	IHI Corp.	1,438,162
93,000	Juki Corp.	793,880
117,100	Komatsu, Ltd.	3,925,972
75,000	Tadano, Ltd.	944,488

		7,102,502

	Marine Transportation — 0.8%
62,000	Kawasaki Kisen Kaisha, Ltd.	860,575

	Metal Products — 2.3%
165,000	NHK Spring Co., Ltd.	1,417,019
25,000	Sumco Corp.	912,430

		2,329,449

	Nonferrous Metals — 2.2%
102,000	Sumitomo Metal Mining Co., Ltd.	2,276,116

	Other Products — 8.5%
75,000	Asics Corp.	1,195,965
153,300	Fuji Seal International, Inc.	2,875,069
701,000	Mizuno Corp.	4,598,634

		8,669,668

	Pharmaceuticals — 0.1%
12,000	Rohto Pharmaceutical Co., Ltd.	142,771

	Precision Instruments — 1.8%
6,000	Mani, Inc.	387,099
30,200	Terumo Corp.	1,478,110

		1,865,209

	Real Estate — 3.7%
564	NTT Urban Development Corp.	1,272,302
13,260	Sumitomo Real Estate Sales Co., Ltd.	962,110
74,400	Tokyu Livable, Inc.	1,512,046

		3,746,458

	Retail Trade — 0.6%
12,800	St. Marc Holdings Co., Ltd.	633,248

	Securities — 0.5%
48,700	Kyokuto Securities Co., Ltd.	511,228

	Services — 1.4%
610	Intelligence, Ltd.	1,399,823

	Transportation Equipment — 13.3%
228,000	Bosch Corp.	1,192,895
976,000	Isuzu Motors, Ltd.	4,865,663
58,400	Shimano, Inc.	2,131,675
303,000	T. RAD Co., Ltd.	1,829,178
63,900	Toyota Motor Corp.	3,657,905

		13,677,316

	Wholesale Trade — 19.0%
273	Chip One Stop, Inc.*	272,640
300,000	Itochu Corp.	3,790,959
682,000	Marubeni Corp.	5,855,961
53,000	Misumi Group, Inc.	896,899
180,900	Mitsubishi Corp.	5,632,391
170,800	Sumitomo Corp.	2,976,004

		19,424,854

	Total Common Stocks (Cost $95,217,518)	98,321,530

SHORT-TERM INVESTMENT — 3.5%
3,565,630	Blackrock Liquidity Funds TempCash Portfolio	3,565,630

	Total Short-term Investments Cost $3,565,630)	3,565,630

	Total Investments — 99.4% (Cost $98,783,148)	101,887,160
	Net Other Assets And Liabilities — 0.6%	591,113

	NET ASSETS — 100.0%	$102,478,273

*	Non-income producing.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Fund
Portfolio of Investments (continued) — October 31, 2007
Industry Concentration Table:
(% of Total Net Assets)

Wholesale Trade	19.0%
Transportation Equipment	13.3%
Chemicals	9.5%
Other Products	8.5%
Banks	7.4%
Machinery	6.9%
Electrical Appliances	6.2%
Iron & Steel	4.0%
Construction	3.9%
Real Estate	3.7%
Metal Products	2.3%
Nonferrous Metals	2.2%
Land Transportation	1.8%
Precision Instruments	1.8%
Glass & Ceramics Products	1.7%
Services	1.4%
Marine Transportation	0.8%
Retail Trade	0.6%
Securities	0.5%
Communication	0.3%
Pharmaceuticals	0.1%
Cash and Other Net Assets	4.1%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
Portfolio of Investments — October 31, 2007

Shares		Value
COMMON STOCKS — 93.6%
	Chemicals — 2.6%
16,000	Fujikura Kasei Co., Ltd.	$145,710

	Communication — 10.9%
9,000	SRA Holdings, Inc.	146,825
140	Telepark Corp.	153,829
17,000	Tohokushinsha Film Corp.	164,472
135	Works Applications Co., Ltd.	142,588

		607,714

	Computer Software & Services — 1.6%
3,700	Alpha Systems, Inc.	86,800

	Construction — 2.2%
20,000	Totetsu Kogyo Co., Ltd.	122,048

	Electrical Appliances — 5.6%
9,000	Optex Co., Ltd.	178,320
12,000	Suzuki Co., Ltd.	133,759

		312,079

	Fishery, Agriculture & Forestry — 0.8%
3,000	Hokuto Corp.	46,794

	Foods — 2.7%
51,000	Snow Brand Milk Products Co., Ltd.	150,130

	Glass & Ceramics Products — 1.0%
6,900	Mitani Sekisan Co., Ltd,	53,678

	Industrial — 0.6%
3,800	Nihon Dengi Co., Ltd.	31,426

	Land Transportation — 3.3%
90	SBS Holdings, Inc.	186,082

	Machinery — 6.5%
9,500	HIRATA Corp.	128,116
9,000	Sato Corp.	174,526
3,000	Yushin Precision Equipment Co., Ltd.	59,563

		362,205

	Marine Transportation — 2.7%
15,000	Shinwa Kaiun Kaisha, Ltd.	153,585

	Mining — 2.5%
22,000	Kanto Natural Gas Development Co., Ltd.	138,504

	Other Financial Business — 1.3%
7,000	Japan Securities Finance Co., Ltd.	73,813

	Other Products — 4.0%
60	Samantha Thavasa Japan, Ltd.	101,170
100	SRI Sports, Ltd.	122,795

		223,965

	Real Estate — 6.4%
70	RISA Partners, Inc.	156,493
10,000	Tokyu Livable, Inc.	203,232

		359,725

	Retail Trade — 4.0%
40	Fujio Food System Co., Ltd.	75,024
13,800	Himaraya Co., Ltd.	62,830
21,800	Tokyo Derica Co., Ltd.	85,642

		223,496

	Services — 20.6%
70	Benefit One, Inc.	67,050
30,700	Culture Convenience Club Co., Ltd.	205,868
800	FujiStaff Holdings, Inc.*	176,889
60	Kakaku.com, Inc.	223,077
64	Prestige International, Inc.	110,226
45	So-net M3, Inc.*	181,702
90	United Technology Holdings Co., Ltd.	183,474

		1,148,286

	Textiles & Apparels — 2.6%
22,000	Yamato International, Inc.	145,615

	Wholesale Trade — 11.7%
9,000	CERTO Corp.	162,733
85	Japan Wind Development Co., Ltd.	188,294
6,800	Misumi Group, Inc.	115,074
2,800	Senshu Electric Co., Ltd.	54,596
6,000	Toshin Group Co., Ltd.	130,392

		651,089

	Total Common Stocks (Cost $4,714,639)	5,222,744

SHORT-TERM INVESTMENTS — 5.5%
31,664	Blackrock Liquidity Funds TempFund Portfolio	31,664
277,433	Blackrock Liquidity Funds TempCash Portfolio	277,433

	Total Short-term Investments (Cost $309,097)	309,097

	Total Investments — 99.1% (Cost $5,023,736)	5,531,841
	Net Other Assets And Liabilities — 0.9%	51,447

	NET ASSETS — 100.0%	$5,583,288

*	Non-income producing.
Industry Concentration Table:
(% of Total Net Assets)

Services	20.6%
Wholesale Trade	11.7%
Communication	10.9%
Machinery	6.5%
Real Estate	6.4%
Electrical Appliances	5.6%
Other Products	4.0%
Retail Trade	4.0%
Land Transportation	3.3%
Marine Transportation	2.7%
Foods	2.7%
Chemicals	2.6%
Textiles & Apparels	2.6%
Mining	2.5%
Construction	2.2%
Computer Software & Services	1.6%
Other Financial Business	1.3%
Glass & Ceramics Products	1.0%
Fishery, Agriculture & Forestry	0.8%
Industrial	0.6%
Cash and Other Net Assets	6.4%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Opportunities Fund
Portfolio of Investments — October 31, 2007

Shares		Value
COMMON STOCKS — 86.0%
	Australia — 25.1%
2,578	ASX, Ltd.	$139,013
4,200	Australia and New Zealand Banking Group, Ltd.	118,575
28,856	Babcock & Brown Capital, Ltd.*	131,780
7,869	BHP Billiton, Ltd.	342,654
72,003	ConnectEast Group	118,352
2,456	Macquarie Bank, Ltd.	196,151
3,045	National Australia Bank, Ltd.	123,194
1,932	Rio Tinto, Ltd.	200,541
33,906	Transurban Group	230,788

		1,601,048

	China — 1.5%
118,000	Anhui Expressway Co., Ltd.	96,951

	Hong Kong — 35.2%
91,000	C C Land Holdings, Ltd.	180,423
24,000	China Mobile, Ltd.	496,163
225,000	CNOOC, Ltd.	486,250
32,000	Great Eagle Holdings, Ltd.	133,023
20,000	Hongkong Electric Holdings, Ltd.	102,825
7,000	Jardine Strategic Holdings, Ltd.	116,200
54,000	Li & Fung, Ltd.	256,249
50,000	Link REIT (The)	113,443
137,000	Noble Group, Ltd.	225,697
7,000	Sung Hung Kai Properties, Ltd.	133,777

		2,244,050

	South Korea — 10.0%
766	Hite Brewery Co., Ltd.	114,710
1,762	Hyundai Mobis	177,338
2,682	KT&G Corp.	216,354
1,870	S1 Corp.	124,865

		633,267

	Taiwan — 8.9%
75,000	Greatek Electronics, Inc.	118,366
206,000	Shin Kong Financial Holding Co., Ltd.	193,187
294,000	Vanguard International Semiconductor Corp.	253,453

		565,006

	Thailand — 1.6%
27,200	Bangkok Bank Public Co., Ltd.	100,843

	United Kingdom — 3.7%
5,600	HSBC Holdings PLC	110,383
3,300	Standard Chartered PLC	124,030

		234,413

	Total Common Stocks (Cost $4,342,384)	5,475,578

PREFERRED STOCK — 4.4%
	South Korea — 4.4%
585	Samsung Electronics Co., Ltd.	278,615

	Total Preferred Stock (Cost $262,239)	278,615

WARRANTS — 2.7%
	Bermuda — 0.8%
1,100	Infosys Technologies, Ltd. Expiration date: 05/10/10	51,132

	India -1.9%
45,000	Dabur India, Ltd. Expiration date: 01/18/12	121,411

	Total Warrants (Cost $177,032)	172,543

SHORT-TERM INVESTMENTS — 6.8%
120,029	Blackrock Liquidity Funds TempFund Portfolio	120,029
316,000	Blackrock Liquidity Funds TempCash Portfolio	316,000

	Total Short-term Investments (Cost $436,029)	436,029

	Total Investments — 99.9% (Cost $5,217,684)	6,362,765
	Net Other Assets And Liabilities — 0.1%	5,692

	NET ASSETS - 100.0%	$6,368,457

*	Non-income producing.
PLC Public Limited Company
Industry Concentration Table:
(% of Total Net Assets)

Semiconductors & Semiconductor Equipment	10.2%
Commercial Banks	9.1%
Metals & Mining	8.5%
Wireless Telecommunications Services	7.8%
Oil, Gas & Consumable Fuels	7.6%
Transportation Infrastructure	7.0%
Capital Markets	5.2%
Real Estate Management & Development	4.2%
Distributors	4.0%
Diversified Financial Services	4.0%
Trading Companies & Distributors	3.5%
Tobacco	3.4%
Insurance	3.0%
Textiles, Apparel & Luxury Goods	2.8%
Auto Components	2.8%
Commercial Services & Supplies	2.0%
Personal Products	1.9%
Beverages	1.8%
Real Estate Investment Trusts (REITS)	1.8%
Electric Utilities	1.6%
IT Services	0.8%
Cash and Other Net Assets	7.0%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Portfolio of Investments — October 31, 2007

Shares		Value
COMMON STOCKS — 88.7%
	Australia — 14.8%
1,547	ASX, Ltd.	$83,418
4,410	Australia and New Zealand Banking Group, Ltd.	124,504
40,688	Babcock & Brown Japan Property Trust	63,691
5,553	Santos, Ltd.	73,295
8,301	TABCORP Holdings, Ltd.	120,798
29,063	Telstra Corp., Ltd.	127,201
17,801	Transurban Group	121,166
4,683	Westpac Banking Corp.	131,443

		845,516

	China — 4.6%
124,000	Anhui Expressway Co., Ltd.	101,881
112,000	Zhejiang Express Co., Ltd.	161,744

		263,625

	Hong Kong — 19.3%
202,000	Champion Real Estate Investment Trust	122,849
19,000	Citic Pacific, Ltd.	119,812
15,000	CLP Holdings, Ltd.	101,371
86,000	CNOOC, Ltd.	185,856
27,600	Dah Sing Banking Group, Ltd.	63,885
6,700	Hang Seng Bank, Ltd.	136,881
21,000	Hongkong Electric Holdings, Ltd.	107,966
63,500	Hopewell Highway Infrastructure, Ltd.	59,883
30,000	Link REIT (The)	68,066
9,500	Swire Pacific, Ltd., Class A	135,678

		1,102,247

	Indonesia — 1.4%
90,000	PT Bank Rakyat Indonesia	77,712

	Malaysia — 4.5%
115,500	PLUS Expressways Berhad	116,077
22,400	Public Bank Berhad	74,935
12,500	Tanjong PLC	65,869

		256,881

	Philippines — 1.3%
1,050	Philippine Long Distance Telephone Co.	73,205

	Singapore — 8.5%
27,000	CapitaMall Trust	68,916
47,000	ComfortDelGro Corp., Ltd.	63,123
43,000	MobileOne, Ltd.	62,635
129,000	Singapore Post, Ltd.	109,397
43,000	Singapore Technologies Engineering, Ltd.	113,756
53,000	SMRT Corp., Ltd.	65,008

		482,835

	South Korea — 12.0%
1,280	Kookmin Bank	104,672
1,408	KT&G Corp.	113,582
5,750	Pusan Bank	103,211
1,311	S-Oil Corp.	119,069
1,960	S1 Corp.	130,874
481	SK Telecom Co., Ltd.	112,850

		684,258

	Taiwan — 22.3%
96,000	Chang Hwa Commercial Bank	64,624
34,000	Chunghwa Telecom Co., Ltd.	65,444
94,000	Compal Electronics, Inc.	120,080
41,000	Coretronic Corp.	63,769
87,000	Far EasTone Telecommunications Co., Ltd.	108,142
25,000	Formosa Chemicals & Fibre Corp.	67,626
39,000	Greatek Electronics, Inc.	61,550
32,000	Huaku Construction Corp.	64,370
9,000	Nan Ya Printed Circuit Board Corp.	59,545
15,000	Novatek Microelectronics Corp., Ltd.	69,654
62,000	Shin Kong Financial Holding Co., Ltd.	58,144
30,000	Siliconware Precision Industries Co.	62,971
47,000	Taiwan Mobile Co., Ltd.	63,422
56,000	Taiwan Semiconductor Manufacturing Co., Ltd.	111,901
100,000	Teco Electric & Machinery Co., Ltd.	55,664
43,000	TSRC Corp.	66,980
123,000	Vanguard International Semiconductor Corp.	106,036

		1,269,922

	Total Common Stocks (Cost $4,506,818)	5,056,201

PREFERRED STOCK — 1.0%
	South Korea — 1.0%
1,450	Hyundai Motor Co., Ltd.	55,687

	Total Preferred Stock (Cost $56,469)	55,687

INVESTMENT COMPANIES — 3.1%
	Australia — 2.1%
27,984	Macquarie Media Group, Ltd.	119,055

	South Korea — 1.0%
7,800	Macquarie Korea Infrastructure Fund	56,365

	Total Investment Companies (Cost $161,525)	175,420

SHORT-TERM INVESTMENTS — 8.5%
203,783	Blackrock Liquidity Funds TempFund Portfolio	203,783
283,491	Blackrock Liquidity Funds TempCash Portfolio	283,491

	Total Short-term Investments (Cost $487,274)	487,274

	Total Investments — 101.3% (Cost $5,212,086)	5,774,582
	Net Other Assets And Liabilities —(1.3%)	(73,651)

	NET ASSETS — 100.0%	$5,700,931

PLC	Public Limited Company
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Portfolio of Investments (continued) — October 31, 2007
Industry Concentration Table:
(% of Total Net Assets)

Commercial Banks	15.5%
Transportation Infrastructure	10.8%
Wireless Telecommunications Services	7.4%
Semiconductors & Semiconductor Equipment	7.2%
Oil, Gas & Consumable Fuels	6.6%
Real Estate Investment Trusts (REITS)	5.7%
Electric Utilities	3.7%
Diversified Financial Services	3.6%
Real Estate Management & Development	3.5%
Diversified Telecommunication Services	3.4%
Chemicals	2.4%
Commercial Services & Supplies	2.3%
Road & Rail	2.2%
Electric Equipment & Instruments	2.2%
Hotels, Restaurants & Leisure	2.1%
Computers & Peripherals	2.1%
Industrial Conglomerates	2.1%
Aerospace & Defense	2.0%
Tobacco	2.0%
Air Freight & Logistics	1.9%
Independent Power Producers & Energy Traders	1.2%
Insurance	1.0%
Automobiles	0.9%
Electrical Equipment	0.9%
Cash and Other Net Assets	7.3%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Assets and Liabilities
October 31, 2007

		SPARX	SPARX	SPARX
	SPARX	Japan Smaller	Asia Pacific	Asia Pacific
	Japan	Companies	Opportunities	Equity Income
	Fund	Fund	Fund	Fund
ASSETS:
Investments:
Investments at cost	$98,783,148	$5,023,736	$5,217,684	$5,212,086
Net unrealized appreciation	3,104,012	508,105	1,145,081	562,496

Total investments at value	101,887,160	5,531,841	6,362,765	5,774,582

Foreign currency, at value(a)	—	—	43,076	75,315
Receivables:
Investments sold	1,348,167	98,328	—	—
Fund shares sold	308,873	—	—	—
Dividends and interest	476,231	12,012	4,273	3,377
Receivable from Adviser	—	—	—	786
Forward foreign currency contracts appreciation	258	40	—	13
Prepaid expenses and other assets	484	—	—	—

Total Assets	104,021,173	5,642,221	6,410,114	5,854,073

LIABILITIES:
Payables:
Due to custodian	—	540	—	—
Investments purchased	1,241,851	15,434	2,136	113,697
Fund shares repurchased	53,993	—	—	—
Advisor fees	94,815	600	1,926	—
Administration fees	12,670	315	353	327
Audit & Tax fees	41,000	17,500	17,500	17,500
Custody fees	8,808	7,469	3,110	5,338
Reports to shareholders	1,198	3,286	3,286	3,286
Registration fees	—	7,453	7,453	7,452
Accrued expenses and payables	88,565	6,336	5,893	5,542

Total Liabilities	1,542,900	58,933	41,657	153,142

NET ASSETS	$102,478,273	$5,583,288	$6,368,457	$5,700,931

NET ASSETS CONSIST OF:
Paid-in-capital	$107,377,932	$5,085,603	$5,114,830	$5,045,492
Accumulated net investment loss	—	(3,620)	(6,107)	(2,316)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,999,515)	(6,584)	114,654	95,990
Net unrealized appreciation on investments and foreign currency translations	3,099,856	507,889	1,145,080	561,765

TOTAL NET ASSETS	$102,478,273	$5,583,288	$6,368,457	$5,700,931

Institutional Shares:
Net Assets	$82,935,892	$—	$—	$—
Shares outstanding ($0.001 par value, unlimited shares authorized)	5,078,051	—	—	—

Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$16.33	$—	$—	$—

Investor Shares:
Net Assets	$19,542,381	$5,583,288	$6,368,457	$5,700,931
Shares outstanding ($0.001 par value, unlimited shares authorized)	1,203,107	508,388	510,314	504,380

Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$16.24	$10.98	$12.48	$11.30

(a)	Foreign currency held at cost for the SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund were $42,811 and $75,262, respectively.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statement of Operations
Year Ended October 31, 2007

		SPARX	SPARX	SPARX
	SPARX	Japan Smaller	Asia Pacific	Asia Pacific
	Japan	Companies	Opportunities	Equity Income
	Fund	Fund(a)	Fund(a)	Fund(a)
Investment Income:
Dividends	$1,464,928	$14,533	$16,519	$20,481
Less: foreign taxes withheld	(90,282)	(819)	(79)	—

Total investment income	1,374,646	13,714	16,440	20,481

Expenses:
Advisory fees	1,098,252	10,404	11,461	10,847
Administrative and fund accounting fees	128,095	607	667	633
Distribution fees	40,076	—	—	—
Custody fees	101,251	7,490	3,490	5,990
Transfer agent fees and expenses	92,982	1,634	1,634	1,634
Registration and filing fees	87,845	8,820	8,820	8,820
Audit fees	51,477	21,141	21,141	21,141
Legal fees	125,090	603	4,603	4,603
Reports to shareholders	23,695	3,286	3,286	3,286
Trustees fees and expenses	74,976	660	660	660
Organizational Costs	—	26,139	28,232	28,231
Miscellaneous expenses	53,121	3,830	3,830	3,830

Total expenses before fee waivers and reimbursement	1,876,860	84,614	87,824	89,675

Less fee waivers and expenses reimbursed	(466,140)	(70,702)	(72,528)	(75,205)

Net expenses	1,410,720	13,912	15,296	14,470

Net Investment Income (Loss)	(36,074)	(198)	1,144	6,011

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(7,010,595)	(6,313)	114,654	95,990
Net realized gain (loss) on foreign currency transactions	(67,296)	(5,345)	(9,060)	(9,945)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations(b)	852	507,889	1,145,080	561,765

Net Realized and Unrealized Gain (Loss) on Investments	(7,077,039)	496,231	1,250,674	647,810

Net Increase (Decrease) in Net Assets Resulting From Operations	$(7,113,113)	$496,033	$1,251,818	$653,821

(a)	The Fund commenced operations on August 31, 2007.

(b)	Change in unrealized appreciation/depreciation on securities for the SPARX Asia Pacific Opportunities Fund are net of decrease in deferred foreign capital gains tax of $468.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Changes in Net Assets

			SPARX Japan Smaller	SPARX Asia Pacific	SPARX Asia Pacific
			Companies	Opportunities	Equity Income
	SPARX Japan Fund		Fund	Fund	Fund
	For the Year Ended	For the Year Ended	For the Period Ended	For the Period Ended	For the Period Ended
	October 31, 2007	October 31, 2006	October 31, 2007(a)	October 31, 2007(a)	October 31, 2007(a)
Investment Activities:
Operations:
Net investment income (loss)	$(36,074)	$(510,757)	$(198)	$1,144	$6,011
Net realized gain (loss) on investments	(7,010,595)	(983,587)	(6,313)	114,654	95,990
Net realized loss on foreign currency transactions	(67,296)	(94,000)	(5,345)	(9,060)	(9,945)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	852	(1,394,884)	507,889	1,145,080	561,765

Net increase (decrease) in net assets resulting from operations	(7,113,113)	(2,983,228)	496,033	1,251,818	653,821

Distributions to Shareholders:
From net investment income:
Institutional Shares	—	(1,970,826)	—	—	—
Investor Shares	—	(1,360,343)	—	—	—
From realized gains on investments:
Institutional Shares	—	(596,508)	—	—	—
Investor Shares	—	(415,773)	—	—	—

Total distributions	—	(4,343,450)	—	—	—

Capital Share Transactions:
Proceeds from shares issued:
Institutional Shares	49,812,810	110,208,130	—	—	—
Investor Shares	16,064,399	54,871,869	5,087,255	5,116,639	5,047,110
Dividends reinvested:
Institutional Shares	—	2,555,947	—	—	—
Investor Shares	—	1,734,678	—	—	—
Cost of share redeemed:
Institutional Shares	(66,334,830)	(54,792,750)	—	—	—
Investor Shares	(21,327,371)	(52,594,708)	—	—	—

Redemption fees	—	66,005	—	—	—

Change in net assets from capital share transactions	(21,784,992)	62,049,171	5,087,255	5,116,639	5,047,110

Net change in net assets	(28,898,105)	54,772,493	5,583,288	6,368,457	5,700,931
Net Assets:
Beginning of period	131,376,378	76,653,885	—	—	—

End of period	$102,478,273	$131,376,378	$5,583,288	$6,368,457	$5,700,931

Accumulated net investment loss	$—	$—	$(3,620)	$(6,107)	$(2,316)

Other Information:
Share Transactions:
Institutional:
Issued	3,006,747	5,895,830	—	—	—
Reinvested	—	137,936	—	—	—
Redeemed	(4,017,177)	(2,993,324)	—	—	—
Investor:
Issued	985,022	2,954,107	508,388	510,314	504,380
Reinvested	—	93,817	—	—	—
Redeemed	(1,306,733)	(2,871,854)	—	—	—

Net increase (decrease) in share transactions	(1,332,141)	3,216,512	508,388	510,314	504,380

(a)	The Fund commenced operations on August 31, 2007.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Institutional Shares
The Financial Highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of the fund or class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX Japan Fund
	Year Ended October 31,
	2007	2006		2005		2004
Net Asset Value,
Beginning of year	$17.27	$17.44		$13.31		$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	— (a)	(0.06	)(b)	(0.02	)(b)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.94)	0.61		4.87		3.25

Total income (loss) from investment operations	(0.94)	0.55		4.85		3.21

Less Distributions from:
Investment income	—	(0.56)		—		—
Realized gains	—	(0.17)		(0.72)		—

Total Distributions	—	(0.73)		(0.72)		—

Redemption fees	—	0.01		—	(a)	0.10

Net Asset Value,
End of Year	$16.33	$17.27		$17.44		$13.31

Total Return	(5.44)%	2.90%		38.41%		33.10%
Ratios/Supplemental Data:
Net assets at end of year (in thousands)	$82,936	$105,147		$53,166		$8,139
Ratio to average net assets:
Expenses net of waivers and reimbursements	1.25%	1.25%		1.25%		1.25%
Expenses before waivers and reimbursements	1.67%	1.66%		3.63%		9.07%
Net Investment income (loss) (net of waivers and reimbursements)	(0.00)%	(0.30)%		(0.15)%		(0.34)%
Net Investment income (loss) (before waivers and reimbursements)	(0.42)%	(0.71)%		(2.53)%		(8.16)%
Portfolio Turnover Rate	111%	89%		73%		125%

(a)	Amount is less than $0.005.

(b)	Calculated based on average shares outstanding.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of the fund or class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX Japan Fund
	Year Ended October 31,
	2007	2006		2005		2004
Net Asset Value,
Beginning of Year	$17.20	$17.41		$13.28		$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	(0.03)	(0.10	)(a)	(0.06	)(a)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.93)	0.60		4.90		3.26

Total income (loss) from investment operations	(0.96)	0.50		4.84		3.18

Less Distributions from:
Investment income	—	(0.55)		—	(b)	—
Realized gains	—	(0.17)		(0.71)		—

Total Distributions	—	(0.72)		(0.71)		—

Redemption fees	—	0.01		—		0.10

Net Asset Value,
End of Year	$16.24	$17.20		$17.41		$13.28

Total Return	(5.58)%	2.64%		38.36%		32.80%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$19,542	$26,230		$23,488		$2,609
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.45%	1.50%		1.50%		1.50%
Expenses before waivers and reimbursements	1.87%	2.22%		4.24%		10.78%
Net investment income (loss) (net of waivers and reimbursements)	(0.20)%	(0.55)%		(0.40)%		(0.59)%
Net investment income (loss) (before waivers and reimbursements)	(0.62)%	(1.27)%		(3.14)%		(9.87)%
Portfolio Turnover Rate	111%	89%		73%		125%

(a)	Calculated based on average shares outstanding.

(b)	Amount is less than $0.005.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of the fund or class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Japan Smaller
	Companies Fund
	Period Ended
	October 31,
	2007(a)
Net Asset Value,
Beginning of period	$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	—	(b)
Net realized and unrealized gain (loss) on investments	0.98

Total income (loss) from investment operations	0.98

Net Asset Value,
End of period	$10.98

Total Return	9.80	%(c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$5,583
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60	%(d)
Expenses before waivers and reimbursements	9.73	%(d)
Net investment income (loss) (net of waivers and reimbursements)	(0.02	)%(d)
Net investment income (loss) (before waivers and reimbursements)	(8.15	)%(d)
Portfolio Turnover Rate	13	%(c)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Amount is less than $0.005.

(c)	Not annualized.

(d)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of the fund or class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Asia Pacific
	Opportunities Fund
	Period Ended
	October 31,
	2007(a)
Net Asset Value,
Beginning of period	$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	—	(b)
Net realized and unrealized gain (loss) on investments	2.48

Total income (loss) from investment operations	2.48

Net Asset Value,
End of period	$12.48

Total Return	24.80	%(c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$6,368
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60	%(d)
Expenses before waivers and reimbursements	9.17	%(d)
Net investment income (loss) (net of waivers and reimbursements)	0.12	%(d)
Net investment income (loss) (before waivers and reimbursements)	(7.45	)%(d)
Portfolio Turnover Rate	26	%(c)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Amount is less than $0.01.

(c)	Not annualized.

(d)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of the fund or class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Asia Pacific Equity
	Income Fund
	Period Ended
	October 31,
	2007(a)
Net Asset Value,
Beginning of period	$10.00

Income (loss) from Investment Operations:
Net investment gain (loss)	0.01
Net realized and unrealized gain (loss) on investments	1.29

Total income (loss) from investment operations	1.30

Net Asset Value,
End of period	$11.30

Total Return	13.00	%(b)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$5,701
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60	%(c)
Expenses before waivers and reimbursements	9.89	%(c)
Net investment income (loss) (net of waivers and reimbursements)	0.66	%(c)
Net investment income (loss) (before waivers and reimbursements)	(7.64	)%(c)
Portfolio Turnover Rate	43	%(b)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Not annualized.

(c)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2007
Note 1 — Organization
SPARX Asia Funds (the “Trust”) (formerly known as SPARX Funds Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of four separate investment portfolios (each individually, a “Fund”, and collectively, the “Funds”): SPARX Japan Fund, SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund. The SPARX Japan Fund commenced operations on October 31, 2003. The SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund commenced operations on August 31, 2007. All the Funds seek long term capital appreciation as their primary investment objective.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).
a. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
b. Investment Valuation
Equity securities are valued at the last reported sale price for the day of valuation. If there is no such reported sale and the valuation is based on the over-the-counter market, a security will be valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less may be valued at amortized cost, which approximates market value. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Trust’s Board of Trustees. In fair valuing a portfolio security, relevant factors that may be considered include, (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.
Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values. Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.
c. Securities Transactions and Investment Income
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis.
d. Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.
e. Share Classes
The SPARX Japan Fund currently offers two classes of shares —Investor Shares and Institutional Shares (to existing investors only). Each class has exclusive voting rights with respect to matters that affect their respective class.
Investment income, realized and unrealized gains and losses are allocated to each class based on relative net assets. General Fund expenses are allocated to each Fund within the Trust based on relative net assets of each Fund or on another reasonable basis. Class specific expenses for distribution fees are allocated directly to the appropriate class.
f. Fund Share Transactions
The Funds calculate the NAV of each class by taking the total value of its assets, subtracting its liabilities, and dividing by the number of shares of that class. The Funds calculate the NAV of each class once daily as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on days when the Funds are open for business.
The price of the shares an investor purchases or redeems will be the next NAV of the relevant class after receipt of an order and accepted by the Funds’ transfer agent, or a broker-dealer or other financial intermediary with the Funds’ authority to accept orders on the Funds’ behalf. A sales or redemption order must be received by the close of Funds’ regular session trading on the NYSE (normally 4:00 p.m., Eastern Time) in order to receive the current day’s NAV.
g. Distributions to Shareholders
The Funds earn dividends, interest and other income from their investments, and distribute this income (less expenses) to

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2007 (continued)
shareholders as dividends. The Funds also realize capital gains from their investments and distribute these gains (less any losses) to shareholders as capital gains distributions. The Funds normally pay dividends and capital gains distributions annually.
The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, registration expenses and net operating losses.
Permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and reclassified as indicated below. These reclassifications have no impact on net assets.

		Increase/	Increase/
		(Decrease)	(Decrease)
	Increase/	Undistributed	Accumulated
	(Decrease)	Net Investment	Net Realized
Fund	Paid-in Capital	Income/(Loss)	Gain/(Loss)
SPARX Japan Fund	$(103,370)	$36,074	$67,296
SPARX Japan Smaller Companies Fund	(1,652)	(3,422)	5,074
SPARX Asia Pacific Opportunities Fund	(1,809)	(7,251)	9,060
SPARX Asia Pacific Equity Income Fund	(1,618)	(8,327)	9,945
h. Foreign Currency
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Funds’ concentration in securities issued by companies located in Asia, the Funds will be particularly subject to the risks of any adverse social, political, and economic events which occur in Asia or affect Asian markets, and the value of the Funds’ shares may be more volatile than funds that do not similarly concentrate their investments.
i. Forward Contracts
The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
j. Redemption Fees
The Funds may charge a 2.00% redemption fee for selling shares you have owned for 60 days or less. The redemption fee is treated as additional paid-in-capital and allocated to each class of shares based on relative net assets.
k. New Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statements of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Funds’ financial statements has not yet been determined.
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.
Note 3 — Investment Advisory Agreement
The Trust, on behalf of the Funds, has an agreement relating to each of the Funds (each an “Advisory Agreement”) with SPARX Investment & Research, USA, Inc. (the “Adviser”), with whom certain officers and trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. As compensation for its services to the SPARX Japan Fund, the Adviser receives an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund: for the SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund, and SPARX Asia Pacific Equity Income Fund, the Adviser receives an investment advisory fee at an annual rate of 1.20% of the average daily net assets of the Funds, each of which is accrued daily and paid monthly. The Adviser has contractually agreed, until February 28, 2009, to waive receipt of its fees and/or assume expenses of SPARX Japan Fund Institutional and Investor class so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.25% of average daily net assets and for SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2007 (continued)
(excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.60% of the average daily net assets. For SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund, and SPARX Asia Pacific Equity Income Fund, if a Fund’s expenses fall below 1.60% of average daily net assets within three years after the Adviser has waived its fees or borne expenses, the Fund will reimburse the Adviser up to the difference between 1.60% and its current actual expenses. Prior to August 13, 2007, the Adviser waived receipt of its fees and/or assumed expenses of SPARX Japan Fund Institutional and Investor Class so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) did not exceed 1.25% and 1.50%, respectively, of the average daily net assets. For the year ended October 31, 2007, the Adviser waived investment advisory fees as follows:

Fund
SPARX Japan Fund	$466,140
SPARX Japan Smaller Companies Fund	70,702
SPARX Asia Pacific Opportunities Fund	72,528
SPARX Asia Pacific Equity Income Fund	75,205
Note 4 — Shareholder Servicing and Distribution Plan and Distribution Agreement
The Trust had adopted a Shareholder Servicing and Distribution Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which Investor Shares bear an annual fee of 0.25% of the Investor Shares’ average daily net assets for expenses incurred in connection with the distribution of Investor Shares and the provision of certain services relating to shareholder accounts of Investor Shares. The Trustees voted to eliminate all 12b-1 fees related to shareholder accounts of Investor Shares effective August 13, 2007. The Trust has entered into a distribution agreement with Professional Funds Distributors, LLC, pursuant to which Professional Funds Distributors, LLC, acts as agent for the distribution of shares of the Funds.
Note 5 — Investment Transactions
For the year ended October 31, 2007, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases	Sales
	Non U.S.	Non U.S.
Fund	Government	Government
SPARX Japan Fund	$117,844,131	$129,440,432
SPARX Japan Smaller Companies Fund	5,379,006	658,054
SPARX Asia Pacific Opportunities Fund	6,076,311	1,409,310
SPARX Asia Pacific Equity Income Fund	6,815,090	2,186,375
Note 6 — Federal Tax Information
The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for investments as computed on a federal income tax basis, at October 31, 2007 for each Fund is listed below. Differences between book and tax appreciation/depreciation and cost relate to Passive Foreign Investment Companies (“PFIC”) and wash sale adjustments.

	Gross	Gross	Net Appreciation/	Cost of
Fund	Appreciation	Depreciation	(Depreciation)	Investments
SPARX Japan Fund	$7,686,695	$(6,268,797)	$1,417,898	$100,469,262
SPARX Japan Smaller Companies Fund	560,458	(93,067)	467,391	5,064,450
SPARX Asia Pacific Opportunities Fund	1,116,341	(13,538)	1,102,803	5,259,962
SPARX Asia Pacific Equity Income Fund	539,281	(13,061)	526,220	5,248,362
As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Accumulated	Undistributed	Unrealized	Depreciation on	Total
	Capital and	Ordinary	Appreciation on	Foreign	Accumulated
Fund	Other Losses	Income	Investments	Currency	Earnings
SPARX Japan Fund	$(6,313,401)	$—	$1,417,898	$(4,156)	$(4,899,659)
SPARX Japan Smaller Companies Fund	(6,584)	37,094	467,391	(216)	497,685
SPARX Asia Pacific Opportunities Fund	—	151,609	1,102,803	(1)	1,254,411
SPARX Asia Pacific Equity Income Fund	—	130,130	526,220	(731)	655,619

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2007 (continued)
The tax components of dividends paid during the period ended October 31, 2007 and the year ended October 31, 2006 were as follows:

	Distributions Paid in 2007		Distributions Paid in 2006
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income	Capital Gains	Income	Capital Gains
SPARX Japan Fund	$—	$—	$4,194,505	$148,945
SPARX Japan Smaller Companies Fund*	—	—	N/A	N/A
SPARX Asia Pacific Opportunities Fund*	—	—	N/A	N/A
SPARX Asia Pacific Equity Income Fund*	—	—	N/A	N/A

*	The Fund commenced operations on August 31, 2007.
Net capital loss carryforwards as of October 31, 2007, which may be carried forward eight years and are available to offset future realized capital gains and thereby reduce future capital gains distributions are as follows:

	Net Capital Loss Carryover Expiring in
Fund	2014	2015
SPARX Japan Fund	$967,738	$5,345,663
SPARX Japan Smaller Companies Fund	—	6,584
Note 7 — Indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
SPARX Asia Funds:
We have audited the accompanying statements of assets and liabilities of SPARX Japan Fund, SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund (the “Funds”) (the four funds comprising SPARX Asia Funds (formerly SPARX Funds Trust)) including the portfolios of investments, as of October 31, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising SPARX Asia Funds at October 31, 2007, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 11, 2007

SPARX ASIA FUNDS
Additional Information (unaudited)
BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
INVESTMENT ADVISORY AGREEMENT
At a meeting held on September 11, 2007, the Board, including a majority of the Independent Trustees, met in person and approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement pertaining to the SPARX Japan Fund (together, the “Japan Fund Advisory Agreements”). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and SPARX Asset Management Co., Ltd (“SAM”) (together, the “Advisers”).
Services Provided
The Advisers’ representatives referred to their presentation to the Board, distributed in advance of the meeting, regarding the nature, extent and quality of services that the Advisers provide the Fund and the global structure of the SPARX Group organization, as discussed at previous meetings, including compliance, operational, administrative and technology support. The Trustees referenced SAM’s research and portfolio management capabilities and compliance infrastructure; that the Adviser provides oversight of day-to-day operations, including administration and assistance in meeting legal and regulatory requirements; the Adviser’s supervisory activities over SAM pursuant to the applicable Sub-Advisory Agreement; SAM’s research function and personnel; the process by which research analysts recommend investments to portfolio managers and the research undertaken by portfolio managers, all as discussed at previous Board meetings.
Comparative Management Fees, Expenses and Performance
The Trustees reviewed an independent report prepared by Lipper analyzing the Fund’s management fee, total expenses, brokerage commissions and portfolio turnover rate, among other data. The Fund’s management fee and expense ratio for the Institutional share class and the Institutional shares’ performance were compared to a group of similar Japanese funds (the “Peer Group”) and to larger groups of Japanese funds (the “Expense Group” and the “Performance Group,” respectively), all provided by Lipper. The Fund’s management fee (after waivers and reimbursements by the Adviser) was the second lowest in the Peer Group and in the first quintile (among the lowest) of the Expense Universe. Total expenses were in the third or fourth quintiles (were above the medians) of the Peer Group and the Expense Universe, both before and after inclusion of 12b-1 fees. During the time period covered by the report discussed hereon, the Adviser was providing fee waivers and expense reimbursements to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund’s Investor shares’ and Institutional shares’ average daily net assets, respectively, and the Adviser, and not the Fund, pays SAM out of its management fee received from the Fund.
The Fund’s performance through July 31, 2007 from inception on October 31, 2003, and in the most recent quarter, and through the end date of the report was the highest in the Peer Group and in the first quintile of the Performance Universe. Three-year performance was at the medians of the Peer Group and the Performance Universe, and one- and two-year performance was in the fourth or fifth quintiles of the Peer Group and the Performance Universe.
The Adviser also provided the advisory fees for the funds and accounts advised by the Advisers or their affiliates with similar investment objectives, policies and strategies (“Similar Accounts”) as the Fund. There were no other U.S. registered investment companies among the Similar Accounts. The Trustees referenced discussions in previous Board meetings regarding the management fee paid by the Fund compared to the fees paid to the Advisers or their affiliates by Similar Accounts and the nature of the Similar Accounts and the differences between the Similar Accounts and the Fund and considerations of the relevance of the fee information provided for Similar Accounts managed by the Advisers or their affiliates to evaluate the appropriateness and reasonableness of the Fund’s management fees.
The Board considered the fees to SAM in relation to the fees paid to the Adviser by the Fund and the respective services provided by the Advisers, noting that SAM’s fees are paid by the Adviser (out of its fees from the Fund) and not the Fund.
The Fund’s brokerage commissions and portfolio turnover were competitive in the Peer Group.
Profitability and Economies of Scale
The presentation to the Board by the Adviser representatives included information concerning the costs to and profits realized by the Adviser resulting from the Advisory Agreement. The materials delivered to the Board also had included an April 2007 Investment Management Profitability Analysis prepared by Lipper that analyzed the profitability of certain fund firms using publicly available information. The Adviser representatives stated that neither the Advisers nor their affiliates currently receive any significant indirect benefits from managing the Fund. Although the Advisers do not have soft dollar research agreements, they do receive general research distributed by full service brokerage firms to their clients. It also was noted that the Adviser is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and that the Adviser had waived its fees and reimbursed expenses to maintain the Fund’s expense ratio, which impacted profitability. Because of the Fund’s size and because the Adviser had only recently begun to realize profits from its management of the Fund (after subsidizing the Fund’s operations since inception), it was agreed that there were no economies of scale to consider at this time. Since the Adviser, and not the Fund, pays SAM pursuant to the applicable Sub-Advisory Agreement, the Board did not consider SAM’s profitability to be relevant to its deliberations.
Conclusions and Determinations
The Independent Trustees considered the services provided by SAM and the services provided by the Adviser, including its supervisory activities over SAM. The Independent Trustees also considered the discussion of the Fund’s management fee, expense ratio and performance. The Independent Trustees also referenced discussions of benefits to the Advisers and their affiliates resulting from the Japan Fund Advisory Agreements.
At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to approval of the continuance of the SPARX Japan Fund Advisory Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
•	The Board concluded that the nature, extent and quality of the services provided by the Advisers are adequate and appropriate.

•	The Board was satisfied with the Fund’s performance since inception and in the most recent quarter, but were concerned about shorter-term underperformance and determined to continue to closely monitor performance.

•	The Board concluded that the fees paid to the Adviser were reasonable in light of comparative management fee, expense and performance information and benefits derived or to be derived by the Adviser and its affiliates from its relationship with the Fund and that the fees paid by the Adviser to SAM are reasonable and appropriate.

•	The Board recognized that economies of scale may be realized as the assets of the Fund increase and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.
The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Japan Fund Advisory Agreements were in the best interests of the Fund and its shareholders.
APPROVAL OF REVISED SUB-ADVISORY AGREEMENT AND ADVISORY AND SUB-ADVISORY AGREEMENTS FOR NEW FUNDS
Also, at meetings held on June 21, 2007 (the “June Meeting”) and August 1, 2007, the Board, including a majority of the Independent Trustees, met in person and approved the Advisory Agreements and the Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) pertaining to the SPARX Japan Smaller Companies Fund, the SPARX Asia Pacific Opportunities Fund and the SPARX Asia Pacific Equity Income Fund (the “New Funds”). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Sub-Advisers.
June 21, 2007 Meeting
Services Provided
The Adviser’s representatives reviewed with the Board materials that had been provided about the Adviser, SAM and PMA Investment Advisers (“PMAIA”) and their clients and outlined the Adviser’s, SAM’s and PMA’s structures. The Adviser’s representatives discussed the nature, extent and quality of the services proposed to be provided by the Adviser, SAM and PMAIA to the New Funds and the Adviser’s, SAM’s and PMAIA’s research and portfolio management capabilities and compliance infrastructure, noting that the Adviser would continue to provide oversight of day-to-day operations of the New Funds.
The Board also was asked to consider a reallocation of the fees paid to SAM and retained by the Adviser in respect of the SPARX Japan Fund, and the Board, in approving a revised Sub-Advisory Agreement between the Adviser and SAM to reflect the reallocation, considered that the aggregate fees to be paid by the Fund under a revised Advisory Agreement and revised SAM Sub-Advisory Agreement are identical in all respects to those paid by the Fund currently and that the Fund’s shareholders will not pay any additional advisory fees if the SAM Sub-Advisory Agreement is revised as proposed.
Comparative Performance and Fees and Expenses
The Trustees reviewed composite investment performance for certain other funds and accounts advised by SAM and PMAIA, compared with appropriate benchmarks/indices. The Adviser’s representatives distributed an analysis of the advisory fees proposed for the New Funds and noted that the Adviser would agree to limit each New Fund’s total expense ratio to 1.60% until at least October 31, 2008 and that no distribution plan pursuant to Rule 12b-1 under the 1940 Act was proposed. They noted that the Adviser proposed to recapture amounts paid pursuant to the expense limitation for up to three years so long as the total expense ratio is less than 1.60%. The Trustees also discussed the proposed fees the Adviser would pay to each of SAM and PMAIA.
The fee analysis indicated that a total expense ratio of 1.60% was competitive with industry averages (below the average, in the case of the SPARX Asia Pacific Opportunities Fund and the SPARX Asia Pacific Equity Income Fund (the “Asia Pacific Funds”)). In reviewing the analysis, the Adviser’s representatives emphasized the regional knowledge and experience and physical presence of PMAIA in Hong Kong and noted that managers of competitor funds included in the industry averages shown did not all possess these attributes, which the Adviser believes is PMAIA’s value-added. For the SPARX Japan Smaller Companies Fund, the Adviser’s representatives emphasized the specialized research necessary for investing in smaller companies, noting that the industry average fees and expenses reviewed consisted of those for a variety of fund types and capitalization sizes.
A discussion of the subadvisory fee to be charged and services to be provided under the proposed Sub-Advisory Agreements ensued, and it was noted that PMAIA has a narrower base of operations and more limited client base than SAM. It also was noted that PMAIA’s current clients are all “hedge funds” that pay significantly higher fees than those PMAIA would receive under their Sub-Advisory Agreement. PMAIA’s significant expenses in advising a U.S. mutual fund over those associated with operating hedge funds also was noted.
The Adviser representatives indicated that the fees to be received by SAM and PMAIA were generally anticipated to be lower than those received in respect of similar existing accounts (all existing accounts, for PMAIA “Other Accounts”), noting that neither SAM nor PMAIA currently advises any U.S.-registered investment companies (and that the Adviser does not advise any similar accounts). The Trustees considered the relevance of the fee information provided for the Other Accounts to evaluate the appropriateness and reasonableness of the proposed subadvisory fees. A discussion ensued, as a consequence of which the Board recognized that any differences in fees paid by Other Accounts was consistent with the differences in the services provided. The Trustees agreed with the characterization by the representatives of the Adviser that the fees to be charged were reasonable in light of the services to be provided.
After discussion, the Board determined that the proposed fees under the Advisory Agreement and the Sub-Advisory Agreements with SAM and PMAIA would each not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the fee rates under

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
the Advisory Agreements and the Sub-Advisory Agreements is fair and reasonable.
Profitability and Economies of Scale
The presentation to the Board by the Adviser noted an initial lack of economies of scale in the New Funds, citing the expense limitation agreements and that the New Funds are unlikely to be initially profitable; the opportunity cost to both SAM and PMAIA given the limited capacity of managers, particular in the small cap area; and additional compliance and operational costs. The Adviser’s representatives stated that neither the Adviser nor SAM and PMAIA nor their affiliates anticipate receiving any significant indirect benefits from managing the New Funds. He noted that none of the Adviser nor SAM and PMAIA would receive soft dollar benefits from the New Funds’ portfolio transactions.
It was noted that the Adviser would support distribution relationships through direct payments from its own resources in connection with shareholder servicing and other administrative and recordkeeping services for the New Funds.
Conclusions and Determinations
The Independent Trustees considered the Adviser’s and SAM’s and PMAIA’s research and portfolio management capabilities and compliance infrastructure and the Adviser’s oversight and supervision of the SMA and PMAIA pursuant to the proposed Sub-Advisory Agreements. The Independent Trustees also considered the discussion of the advisory and subadvisory fees. They focused on the comparative information presented and considered the differences in fees to be paid by SPARX to PMAIA and SAM. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Advisory Agreements and the Sub-Advisory Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:
•	The Board concluded that the nature, extent and quality of the services to be provided by each of the Advisers are adequate and appropriate.

•	The Board concluded that the fees to be paid by each New Fund to the Adviser, and the fees to be paid by the Adviser to each of SAM and PMAIA, which would be paid by the Adviser out of its advisory fee paid by the New Funds pursuant to the Advisory Agreements, was reasonable in relation to the services to be provided.

•	The Independent Trustees recognized that economies of scale may be realized as the assets of the New Funds increase and determined to evaluate economies of scale as the New Funds’ assets increase.
The Trustees considered these conclusions and determinations and, without any one factor being dispositive, determined that the approval of each of the Advisory Agreements and the Sub-Advisory Agreements was in the best interests of each New Fund and its shareholders.
August 1, 2007 Meeting
At the August 1, 2007 Board meeting, it was proposed that the Board consider, with respect to each of the Asia Pacific Funds, approval of Sub-Advisory Agreements between the Adviser and PMA Capital Management, Ltd. (“PMACM”) and between PMACM and PMAIA (together, “PMA”), which would replace the Sub-Advisory Agreements for these Funds between the Adviser and PMA approved at the June Meeting. The Adviser’s representatives explained that both PMACM and PMAIA are under common control with the Adviser and SAM and that, generally, most of the information presented and discussed with respect to PMAIA at the June Meeting would apply similarly to PMACM. They also confirmed that the substantive portions of the proposed Sub-Advisory Agreements were the same as the agreements between the Adviser and PMAIA’s that were considered and approved at the June Meeting.
Services Provided
The Adviser’s representatives confirmed that the nature, extent and quality of the services proposed to be provided by PMA to the Asia Pacific Funds, as well as the research and portfolio management capabilities and compliance infrastructure of the Adviser and PMA, was unchanged from those discussed at the June Meeting, noting that the Adviser would continue to provide oversight of day-to-day operations of the Asia Pacific Funds.
Comparative Performance and Fees and Expenses
The Adviser’s representatives stated that the investment performance information provided and discussed at the June Meeting was still relevant, since all of PMA’s client accounts, including those discussed at the June Meeting, were structured with both PMACM and PMAIA as advisers, as is proposed for the Asia Pacific Funds. They also noted that the aggregate advisory fee proposed to be paid by the Asia Pacific Funds was unchanged from that approved at the June Meeting and that, as a result, no new fee comparisons were being presented.
The Board determined that the proposed fees under the Sub-Advisory Agreements are fair and reasonable.
Profitability and Economies of Scale
The presentation to the Board by the Adviser at the June Meeting noted an initial lack of economies of scale in the Asia Pacific Funds, citing the expense limitation agreements and that the Asia Funds are unlikely to be initially profitable; the opportunity cost given the limited capacity of managers; and additional compliance and operational costs. The Adviser’s representatives stated that neither the Adviser nor PMACM or PMAIA nor their affiliates anticipate receiving any significant indirect benefits from managing the Asia Pacific Funds. He noted that none of the Adviser, PMACM or PMAIA would receive soft dollar benefits from the Asia Pacific Funds’ portfolio transactions.
It was noted that the Adviser would support distribution relationships through direct payments from its own resources in connection with shareholder servicing and other administrative and recordkeeping services for the Asia Pacific Funds.
Conclusions and Determinations
The Independent Trustees considered PMACM’s and PMAIA’s research and portfolio management capabilities and compliance infrastructure as discussed at the June Meeting and the Adviser’s oversight and supervision of PMACM and PMAIA The Independent Trustees also considered the discussion of the subadvisory fees, noting the comparative information presented at the June Meeting. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Sub-Advisory Agreements.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
Referencing the information presented and discussions at the June Meeting, the Board made the following conclusions and determinations:
•	The Board concluded that the nature, extent and quality of the services to be provided by each of PMACM and PMAIA are adequate and appropriate.

•	The Independent Trustees concluded that the fees to be paid by the Adviser to PMACM, and the fees to be paid by PMACM to PMAIA, were reasonable in relation to the services to be provided.

•	The Independent Trustees recognized that economies of scale may be realized as the assets of the Asia Pacific Funds increase and determined to evaluate economies of scale as the Asia Pacific Funds’ assets increase.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that the approval of each of the Sub-Advisory Agreements was in the best interests of each Asia Pacific Fund and its shareholders.
Other Tax Information
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, SPARX Japan Fund designates $1,464,928 of income derived from foreign sources and $90,281 of foreign taxes paid for the year ended October 31, 2007.
Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2007, are taxed at a maximum rate of 15% as follows:

SPARX Japan Smaller Companies Fund	52%
SPARX Asia Pacific Opportunities Fund	14%
SPARX Asia Pacific Equity Income Fund	3%
This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-Div form for the fiscal year ended October 31, 2007.
Form N-Q
The Trust files complete Portfolio of Investments for the Fund with the U.S. Securities and Exchange Commission (the “SEC”) for the Trust’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.
Proxy Voting
The Trust’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information (“SAI”), and are also available (i) upon request, without charge, by calling 1-800-632-1320 or (ii) on the SEC’s website at www.sec.gov.
The Trust’s Proxy Voting Record for the most recent twelve month period ended June 30 is available after August 31 of each year (i) upon request, without charge, by calling 1-800-632-1320 or (ii) on the SEC’s website at www.sec.gov.
Disclosure of Fund Expenses
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualize expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
	05/01/07	10/31/07	Ratio(1)	Period(2)
SPARX Japan Fund

Actual Fund Return
Investor Shares	$1,000	$1,004	1.45%	$7.33
Institutional Shares	1,000	1,002	1.25%	6.31
Hypothetical 5% Return
Investor Shares	$1,000	$1,018	1.45%	$7.37
Institutional Shares	1,000	1,004	1.25%	6.36

SPARX Japan Smaller Companies Fund(3)

Actual Fund Return
Investor Shares	$1,000	$1,098	1.60%	$2.85
Hypothetical 5% Return
Investor Shares	$1,000	$1,006	1.60%	$2.73

SPARX Asia Pacific Opportunities Fund(3)

Actual Fund Return
Investor Shares	$1,000	$1,248	1.60%	$3.05
Hypothetical 5% Return
Investor Shares	$1,000	$1,006	1.60%	$2.73

SPARX Asia Pacific Equity Income Fund(3)

Actual Fund Return
Investor Shares	$1,000	$1,065	1.60%	$2.89
Hypothetical 5% Return
Investor Shares	$1,000	$1,006	1.60%	$2.73

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by the number of days since commencement of operations in the most recent fiscal half-year, and then divided by 365 (to reflect the one-half year period).

(3)	SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund commenced investment operations on August 31, 2007.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
Trustee and Officer Information
The Trust’s Board is responsible for the management and supervision of the Funds and approves all significant agreements with those companies that furnish services to the Funds.
The Trustees and executive officers of the Trust, together with information as to their principal occupations during at least the last five years, are shown below.

	Position(s) with		Other
Name (Age)	the Trust	Principal Occupation(s)	Directorships
Address[1]	(Since)	During Past 5 Years	Held[2]

Non-Interested Trustee:[3]

Jack R. Thompson (58)	Chairman of the Board (September 2003)	Private investor since April 2003. From May 1999 to April 2003, President and Trustee of all investment companies managed and/or distributed by Berger Financial Group LLC.	The Russell Fund Complex (an investment company complex comprised of over 40 funds); Lifevantage Corporation (manufacturer of nutritional supplements).

Alice Kane (59)	Trustee (April 2005)	U.S. General Counsel, Zurich, N.A., since November 2005. From September 2004 to August 2005, Chair and Chief Executive Officer,
		Q-Cubed Advisors. From October 2002 to April 2004, Chair and Founder, Blaylock Asset Management, and investment banker, Blaylock Partners.	Guess?, Inc. (clothing manufacturer); Corinthian Colleges, Inc. (post-secondary education).

Robert Straniere (66)	Trustee (April 2005)	Partner, Gotham Strategies (political consultants) and Gotham Global Group (public affairs) since 2005. Consultant, New York Department of Health since 2005. From 1995 to 2006 and from 2007, Counsel, Fischer and Fischer Law Firm. President, NYC Hot Dog Company since 2005. Partner, Kantor-Davidoff Law Firm from 2006 to 2007. Founding Partner, The Straniere Law Firm, since 1989. From 1981 to 2004, Member, New York State Assembly.	Reich & Tang Fund Group (an investment company complex comprised of 23 funds); The RBB Fund, Inc. (an investment company comprised of 21 portfolios)

Interested Trustee:[4]

Evan Gartenlaub (34)	Trustee and President (December 2007)	Senior Vice President and Counsel of the Adviser (employed by the Adviser since 2006). During 2006, associate at Schulte Roth & Zabel LLP (law firm). From 2002 to 2006, associate at Kirkland & Ellis LLP.	None

[1]	The address of each Trustee is 360 Madison Avenue, 24th Floor, New York, New York, 10017. Each Trustee serves an indefinite term, until a successor is elected and qualified.

[2]	The Trustees do not serve on the board of any other registered investment company in a complex or group with the Trust.

[3]	Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Non-Interested Trustees”).

[4]	Mr. Gartenlaub is an “interested person” (as defined in the 1940 Act) of the Trust (“Interested Trustee”) because of his position with the Adviser.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)

Position(s) with
Name (Age)	the Trust	Principal Occupation(s)
Address[1]	(Since)[2]	During Past 5 Years
Other Officers:

Hoi Fong (36)	Treasurer (January 2006) and Secretary (December 2007)	Senior Vice President and Assistant Treasurer of the Adviser (employed by the Adviser since 2004). From 2003 to 2004, Senior Accountant at Whippoorwill Associates. From 2000 to 2003, Senior Portfolio Administrator at Credit Suisse First Boston

Kevin T. Medina (36)	Chief Compliance Officer (January 2006)	Senior Vice President and Chief Compliance Officer of the Adviser (employed by the Adviser since 2004). From 2002 to 2004, Senior Compliance Analyst for Allianz Dresdner Asset Management.

[1]	The address of each officer is SPARX Investment & Research, USA, Inc., 360 Madison Avenue, 24th Floor, New York, New York 10017.

[2]	Each officer serves an indefinite term, until his successor is elected and qualified.

THIS PAGE LEFT INTENTIONALLY BLANK

THIS PAGE LEFT INTENTIONALLY BLANK

THIS PAGE LEFT INTENTIONALLY BLANK

SPARX ASIA FUNDS
An investment in shares of the Funds is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, SPARX Asia Funds, its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.
Past performance is no guarantee of future results.

SPARX ASIA FUNDS
Board of Trustees
Jack R. Thompson, Chairman*
Alice Kane*
Robert Straniere*

Officers
Evan Gartenlaub, President
Hoi Fong, Treasurer and Secretary
Kevin T. Medina, Chief Compliance Officer
* Non-Interested Trustee
Investment Adviser
SPARX Investment & Research, USA, Inc.
360 Madison Avenue, 24th Floor
New York, NY 10017
Sub-Investment Adviser (SPARX Japan Fund
and SPARX Japan Smaller Companies Fund)
SPARX Asset Management, Co., Ltd.
Gate City Ohsaki, East Tower
16F 1-11-2 Ohsaki
Shinagawa-ku Tokyo 141-0032
Sub-Investment Adviser (SPARX Asia Pacific
Opportunities Fund and SPARX Asia Pacific
Equity Income Fund)
PMA Capital Management Limited
Harbour Place,
103 South Church Street
Grand Cayman, Cayman Islands
PMA Investment Advisors, Limited
6th Floor, ICBC Tower, Citibank Plaza
3 Garden Road, Central, Hong Kong
Administrator
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Underwriter
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982
Independent Registered Public Accounting
Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-800-632-1320.

SPARX Investment & Research, USA, Inc.
360 Madison Avenue, 24th Floor
New York, NY 10017

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Mr. Jack R. Thompson is the audit committee financial expert. Mr. Thompson is “independent” as defined in this item of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,000 for 2006 and $82,000 for 2007.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2006 and $21,500 for 2007. Fees for tax services to the registrant, consisting of review of the U.S. Federal income tax return, New York State and New York City income tax returns and the excise tax return, preparation of, certain other required tax returns and tax advice
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $10,764 for 2007. Fees are for organization cost for the three new funds launched on August 31st 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Services are specifically pre-approved by the Audit Committee of the registrant’s Board of Trustees or a designated member of the Audit Committee prior to engagement.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None.
(c) None.
(d) None.
(f)	None.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $6,000 for 2006 and $32,264 for 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	SPARX Asia Funds

By (Signature and Title)*	/s/ Evan Gartenlaub
Evan Gartenlaub, President
(principal executive officer)

Date 7/13/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evan Gartenlaub
Evan Gartenlaub, President
(principal executive officer)

Date 7/13/09

By (Signature and Title)*	/s/ Hoi Fong
Hoi Fong, Treasurer
(principal financial officer)

Date 7/13/09

* Print the name and title of each signing officer under his or her signature.